EXHIBIT 4(a)(1)

                                                                  EXECUTION COPY

                         TRUST SUPPLEMENT NO. 2001-1A-1

                         Dated as of September 17, 2001

                                     between

                              DELTA AIR LINES, INC.

                                       and

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,

                                   as Trustee,

                                       To

                          PASS THROUGH TRUST AGREEMENT
                          Dated as of November 16, 2000

               Delta Air Lines, Inc. Pass Through Trust 2001-1A-1
                             6.619% Delta Air Lines
                           Pass Through Certificates,
                                Series 2001-1A-1

                         TRUST SUPPLEMENT NO. 2001-1A-1

            This TRUST SUPPLEMENT NO. 2001-1A-1, dated as of September 17, 2001 (the "Trust Supplement"), between DELTA AIR LINES, INC., a Delaware corporation, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Trustee, to the Pass Through Trust Agreement, dated as of November 16, 2000, between the Company (such term and other capitalized terms used herein without definition being defined as provided in
Section 1.01) and the Trustee (the "Basic Agreement").

                              W I T N E S S E T H:

            WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore or concurrently herewith been executed and delivered;

            WHEREAS, the Company is the Owner of 36 aircraft described in
Schedule III (collectively, the "Aircraft");

            WHEREAS, pursuant to each Indenture, the Company will issue the Equipment Notes, which Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described therein;

            WHEREAS, the Trustee shall hereby declare the creation of the Class A-1 Trust (as defined below) for the benefit of Holders of the Class A-1 Certificates (as defined below) to be issued in respect of such Class A-1 Trust, and the initial Holders of the Class A-1 Certificates, as grantors of such Class A-1 Trust, by their respective acceptances of the Class A-1 Certificates, shall join in the creation of the Class A-1 Trust with the Trustee;

            WHEREAS, all Certificates to be issued by the Class A-1 Trust will evidence Fractional Undivided Interests in the Class A-1 Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;

            WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement and the Participation Agreements, the Trustee on behalf of the Class A-1 Trust shall purchase the Equipment Notes issued by the Company pursuant to the Indentures relating to the Aircraft having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class A-1 Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Class A-1 Certificateholders;

            WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.01(h) hereof (the "Intercreditor Agreement"), the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;

            WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

            WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

            NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement or, to the extent not defined therein, in the Intercreditor Agreement.

                                   ARTICLE II

                              DECLARATION OF TRUST

            Section 2.01 Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the "Delta Air Lines Pass Through Trust 2001-1A-1" (the "Class A-1 Trust"), for the benefit of the Holders of the Class A-1 Certificates to be issued in respect of such Class A-1 Trust, and the initial Holders of the Class A-1 Certificates, as grantors of such Class A-1 Trust, by their respective acceptances of the Class A-1 Certificates, join in the creation of such Class A-1 Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 2.02 of the Basic Agreement and the Participation Agreements and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class A-1 Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement.

                                  ARTICLE III

                                THE CERTIFICATES

            Section 3.01 The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as "6.619% Delta Air Lines Pass Through Certificates, Series 2001-1A-1" (the "Class A-1 Certificates"). Each Class A-1 Certificate represents a Fractional Undivided Interest in the Class A-1 Trust created hereby. The Class A-1 Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class A-1 Trust.

            The terms and conditions applicable to the Class A-1 Certificates and the Class A-1 Trust are as follows:

            (a) The aggregate face amount of the Class A-1 Certificates that may be authenticated and delivered under this Agreement (except for Class A-1 Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class A-1 Certificates pursuant to Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement) is $300,000,000.

            (b) The Cut-off Date is October 19, 2001.

            (c) The Regular Distribution Dates with respect to any payment of Scheduled Payments means March 18 and September 18 of each year, commencing on March 18, 2002, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made. The principal amount of the Equipment Notes to be held by the Class A-1 Trust is scheduled for payment on March 18 and September 18 in certain years, beginning on March 18, 2002 and ending on March 18, 2011, as set out in Schedules I-A and I-B.

            (d) The Special Distribution Dates with respect to the Class A-1 Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

            (e) The Class A-1 Certificates shall be in the form attached hereto as Exhibit A, shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit B.

            (f) The proceeds of the Class A-1 Certificates issued by the Class A-1 Trust shall be used to acquire the Equipment Notes described in
      Schedule II, such Equipment Notes to relate to the Aircraft described in
      Schedule III and the Note Documents described in Schedule IV.

            (g) Any Person acquiring or accepting a Class A-1 Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either (i) no assets of an employee benefit plan subject to Title I of ERISA, or of an employee benefit plan or an individual retirement account subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any trust established under such plan or account, have been used to purchase Class A-1 Certificates or an interest therein or (ii) the purchase and holding of Class A-1 Certificates or interests therein by such Person is exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

            (h) The Class A-1 Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Intercreditor Agreement, dated as of the date hereof, among State Street Bank and Trust Company of Connecticut, National Association, as Trustee under each Trust (as defined therein), Landesbank Hessen-Thuringen Girozentrale, as Class A-1 Liquidity Provider, Class A-2 Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent thereunder. Potential Purchasers shall have the rights upon the occurrence of a Triggering Event set forth in Article IV hereof. The Trustee and, by acceptance of any Class A-1 Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of
      Section 9.09 thereof.

            (i) The Class A-1 Certificates will have the benefit of the following Liquidity Facility: that certain Revolving Credit Agreement, dated as of the date hereof, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent under the Intercreditor Agreement, as agent and trustee for the Class A-1 Trust, and Landesbank Hessen-Thuringen Girozentrale.

            (j) Subject to Section 2.02(b) of the Basic Agreement, there will not be any deposit agreement, escrow agreement or other similar arrangement prior to delivery of the Aircraft.

            (k) The Company may at any time purchase any of the Class A-1 Certificates at any price in the open market and may hold such Class A-1 Certificates to maturity.

            (l) The Responsible Party is the Company.

            Section 3.02 Delivery of Documents. The Trustee is hereby directed
(i) to execute and deliver the Intercreditor Agreement referred to in Section 3.01(h) of this Trust Supplement in the form delivered to the Trustee by the Company and (ii) subject to the respective terms thereof, to perform its obligations thereunder.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Purchase Rights of Certificateholders. (a) By acceptance of its Class A-1 Certificate, each Class A-1 Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

            (i) if the Class A-2 Trustee is then the Controlling Party, each Class A-1 Certificateholder shall have the right to purchase, for the purchase price set forth in the Class A-2 Trust Agreement, all, but not less than all, of the Class A-2 Certificates upon ten days' prior written notice to the Class A-2 Trustee and each other Class A-1 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class A-1 Certificateholder notifies such purchasing Class A-1 Certificateholder that such other Class A-1 Certificateholder wants to participate in such purchase, then such other Class A-1 Certificateholder may join with the purchasing Class A-1 Certificateholder to purchase all, but not less than all, of the Class A-2 Certificates pro rata based on the Fractional Undivided Interest in the Class A-1 Trust held by each such Class A-1 Certificateholder and (B) if prior to the end of such ten-day period any other Class A-1 Certificateholder fails to notify the purchasing Class A-1 Certificateholder of such other Class A-1 Certificateholder's desire to participate in such a purchase, then such other Class A-1 Certificateholder shall lose its right to purchase the Class A-2 Certificates pursuant to this Section 4.01(a)(i); and

            (ii) if the Trustee is then the Controlling Party, each Class A-2 Certificateholder shall have the right to purchase all, but not less than all, of the Class A-1 Certificates upon ten days' prior written notice to the Trustee and each other Class A-2 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class A-2 Certificateholder notifies such purchasing Class A-2 Certificateholder that such other Class A-2 Certificateholder wants to participate in such purchase, then such other Class A-2 Certificateholder may join with the purchasing Class A-2 Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates pro rata based on the Fractional Undivided Interest in the Class A-2 Trust held by each such Class A-2 Certificateholder and (B) if prior to the end of such ten-day period any other Class A-2 Certificateholder fails to notify the purchasing Class A-2 Certificateholder of such other Class A-2 Certificateholder's desire to participate in such a purchase, then such other Class A-2 Certificateholder shall lose its right to purchase the Class A-1 Certificates pursuant to this Section 4.01(a)(ii); and

            (iii) each Class B Certificateholder shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates or the Class A-2 Certificates pursuant to clause (i) or (ii) above) to purchase all, but not less than all, of the Class A-1 Certificates and the Class A-2 Certificates upon ten days' prior written notice to the Trustee, the Class A-2 Trustee and each other Class B Certificateholder, provided that
      (A) if prior to the end of such ten-day period any other Class B Certificateholder notifies such purchasing Class B Certificateholder that such other Class B Certificateholder wants to participate in such purchase, then such other Class B Certificateholder may join with the purchasing Class B Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates and the Class A-2 Certificates pro rata based on the Fractional Undivided Interest in the Class B Trust held by each such Class B Certificateholder and (B) if prior to the end of such ten-day period any other Class B Certificateholder fails to notify the purchasing Class B Certificateholder of such other Class B Certificateholder's desire to participate in such a purchase, then such other Class B Certificateholder shall lose its right to purchase the Class A-1 Certificates and the Class A-2 Certificates pursuant to this Section 4.01(a)(iii); and

            (iv) each Class C Certificateholder shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates or the Class A-2 Certificates pursuant to clause (i), (ii) or (iii) above) to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates upon ten days' prior written notice to the Trustee, the Class A-2 Trustee, the Class B Trustee and each other Class C Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates pursuant to this Section 4.01(a)(iv); and

            (v) each Class D Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates pursuant to clause (i), (ii), (iii) or (iv) above) to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates upon ten days' prior written notice to the Trustee, the Class A-2 Trustee, the Class B Trustee, the Class C Trustee and each other Class D Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class D Certificateholder (other than the Company or any of its Affiliates) notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates pro rata based on the Fractional Undivided Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates pursuant to this Section 4.01(a)(v).

            The purchase price with respect to the Class A-1 Certificates shall be equal to the Pool Balance of the Class A-1 Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, without premium, but including any other amounts then due and payable to the Class A-1 Certificateholders under this Agreement, the Intercreditor Agreement or any Note Document or on or in respect of the Class A-1 Certificates; provided, however, that if such purchase occurs after the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class A-1 Certificateholders as of such Record Date); provided, further that no such purchase of Class A-1 Certificates pursuant to clause (iii), (iv) or (v) above shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement and the Intercreditor Agreement, all of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates that are senior to the securities held by such purchaser(s). Each payment of the purchase price of the Class A-1 Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 4.01(a). Each Class A-1 Certificateholder agrees by its acceptance of its Certificate that it will, upon payment from such Class A-2 Certificateholder(s), Class B Certificateholder(s), Class C Certificateholder(s) or Class D Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class A-1 Certificateholder in this Agreement, the Intercreditor Agreement, the Liquidity Facility, the Note Documents and all Class A-1 Certificates held by such Class A-1 Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class A-1 Certificateholder's obligations under this Agreement, the Intercreditor Agreement, the Liquidity Facility, the Note Documents and all such Class A-1 Certificates. The Class A-1 Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class A-1 Certificateholder to deliver any Class A-1 Certificate and, upon such a purchase, (i) the only rights of the Class A-1 Certificateholders will be to deliver the Class A-1 Certificates and (ii) if the purchaser(s) shall so request, each such Class A-1 Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement to enable new Class A-1 Certificates to be issued to the purchaser(s) in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Class A-1 Certificates shall be borne by the purchaser(s) thereof.

            As used in this Section 4.01(a), the terms "Class A-1 Certificateholder", "Class A-2 Certificate", "Class A-2 Certificateholder", "Class A-2 Trust", "Class A-2 Trust Agreement", "Class A-2 Trustee", "Class B Certificate", "Class B Certificateholder", "Class B Trust", "Class B Trustee", "Class C Certificate", "Class C Certificateholder", "Class C Trust", "Class C Trustee", "Class D Certificate", "Class D Certificateholder", "Class D Trust" and "Class D Trustee" shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

            (b) This Section 4.01 supplements and, to the extent inconsistent with any provision of Section 6.01(a) of the Basic Agreement, replaces the provisions of Section 6.01(a) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 4.01 may not be amended in any manner without the consent of each Class A-1 Certificateholder, Class A-2 Certificateholder, Class B Certificateholder, Class C Certificateholder or Class D Certificateholder (other than the Company or any of its Affiliates) that would be adversely affected thereby.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

            Section 5.01 Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class A-1 Trust created hereby shall terminate upon the distribution to all Certificateholders of Class A-1 Certificates and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

            Section 5.02 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

            Section 5.03 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS A-1 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 5.04 Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

            Section 5.05 Intention of Parties. The parties hereto intend that the Class A-1 Trust be classified for United States federal income tax purposes as a grantor trust under Part 1E of Chapter 1J of Subtitle A of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. Each Certificateholder of a Class A-1 Certificate, by its acceptance of its Class A-1 Certificate or a beneficial interest therein, agrees to treat the Class A-1 Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class A-1 Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

            IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.

                                    DELTA AIR LINES, INC.


                                    By:
                                         -------------------------------
                                         Name:
                                         Title:



                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                    as Trustee

                                    By:
                                         -------------------------------
                                         Name:
                                         Title:

                                  EXHIBIT A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                               FORM OF CERTIFICATE

            *Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               DELTA AIR LINES, INC. PASS THROUGH TRUST 2001-1A-1

        6.619% DELTA AIR LINES PASS THROUGH CERTIFICATE, SERIES 2001-1A-1

            Final Expected Regular Distribution Date: March 18, 2011

                  evidencing a fractional undivided interest in a Trust, the property of which includes or will include, among other things, certain Equipment Notes each secured by an Aircraft owned by Delta Air Lines, Inc.

Certificate No. ______   $____________ Fractional          CUSIP No. 247367AS4
                         Undivided Interest representing
                         [          ]% of the Trust per
                         $1,000 face amount

            THIS CERTIFIES THAT ________, for value received, is the registered owner of a $______ (______ dollars) Fractional Undivided Interest in the Delta Air Lines Pass Through Trust, Series 2001-1A-1 (the "Trust") created by STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement, dated as of November 16, 2000 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2001-1A-1 thereto dated September __, 2001 (collectively, the "Agreement"), between the Trustee and Delta Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.619% Delta Air Lines Pass Through Certificates, Series 2001-1A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section
9.09 of the Intercreditor Agreement. The property of the Trust includes or will include certain Equipment Notes and all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement or the Liquidity Facility (the "Trust Property"). Each issue of the Equipment Notes is or will be secured by, among other things, a security interest in certain Aircraft owned by the Company.

----------
* This legend to appear on Book-Entry Certificates to be deposited with The Depository Trust Company.

            The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

            Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each March 18 and September 18 (a "Regular Distribution Date"), commencing on March 18, 2002, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

            Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of a Clearing Agency (or its nominee), such distributions shall be made by wire transfer. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

            The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee or any Loan Trustee or any Affiliate thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, the Trustee or the Loan Trustees except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

            Any Person acquiring or accepting this Certificate or an interest herein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or of an employee benefit plan or an individual retirement account subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any trust established under such plan or account, have been used to purchase this Certificate or an interest herein or (ii) the purchase and holding of this Certificate or interest herein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES AND CERTIFICATEHOLDERS HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    DELTA AIR LINES, INC. PASS THROUGH TRUST
                                    2001-1A-1

                                    By:  STATE STREET BANK AND TRUST COMPANY
                                         OF CONNECTICUT, NATIONAL
                                         ASSOCIATION,
                                         as Trustee

                                    By:
                                         -------------------------------
                                         Title:

Dated:



               FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                    as Trustee

                                    By:
                                         -------------------------------
                                         Authorized Officer

                                  EXHIBIT B to
                         TRUST SUPPLEMENT NO. 2001-1A-1


                         [DTC Letter of Representations]


                            [Intentionally Omitted]

                                     N687DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $976,339.79
                  September 18, 2002                     0.00
                  March 18, 2003                   976,707.23
                  September 18, 2003                     0.00
                  March 18, 2004                   976,707.23
                  September 18, 2004                     0.00
                  March 18, 2005                   976,707.23
                  September 18, 2005                     0.00
                  March 18, 2006                   976,707.23
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    32,422.66
                  September 18, 2008                     0.00
                  March 18, 2009                   881,852.51
                  September 18, 2009                     0.00
                  March 18, 2010                   881,852.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,399,897.92
                  September 18, 2011                     0.00

                                     N688DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $976,339.79
                  September 18, 2002                     0.00
                  March 18, 2003                   976,707.23
                  September 18, 2003                     0.00
                  March 18, 2004                   976,707.23
                  September 18, 2004                     0.00
                  March 18, 2005                   976,707.23
                  September 18, 2005                     0.00
                  March 18, 2006                   976,707.23
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    32,422.66
                  September 18, 2008                     0.00
                  March 18, 2009                   881,852.51
                  September 18, 2009                     0.00
                  March 18, 2010                   881,852.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,399,897.92
                  September 18, 2011                     0.00

                                     N689DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $978,730.67
                  September 18, 2002                     0.00
                  March 18, 2003                   979,099.00
                  September 18, 2003                     0.00
                  March 18, 2004                   979,099.00
                  September 18, 2004                     0.00
                  March 18, 2005                   979,099.00
                  September 18, 2005                     0.00
                  March 18, 2006                   979,099.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    32,502.07
                  September 18, 2008                     0.00
                  March 18, 2009                   884,011.99
                  September 18, 2009                     0.00
                  March 18, 2010                   884,012.00
                  September 18, 2010                     0.00
                  March 18, 2011                 1,403,326.00
                  September 18, 2011                     0.00

                                     N690DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               978,730.67
                  March 18, 2003                         0.00
                  September 18, 2003               979,099.00
                  March 18, 2004                         0.00
                  September 18, 2004               979,099.00
                  March 18, 2005                         0.00
                  September 18, 2005               979,099.00
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               184,599.41
                  March 18, 2008                         0.00
                  September 18, 2008               827,001.66
                  March 18, 2009                         0.00
                  September 18, 2009               884,011.99
                  March 18, 2010                         0.00
                  September 18, 2010               884,012.00
                  March 18, 2011                   774,719.79
                  September 18, 2011                     0.00

                                     N692DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               986,235.35
                  March 18, 2003                         0.00
                  September 18, 2003               986,606.52
                  March 18, 2004                         0.00
                  September 18, 2004               986,606.51
                  March 18, 2005                         0.00
                  September 18, 2005               986,606.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               186,014.88
                  March 18, 2008                         0.00
                  September 18, 2008               833,342.92
                  March 18, 2009                         0.00
                  September 18, 2009               890,790.40
                  March 18, 2010                         0.00
                  September 18, 2010               890,790.40
                  March 18, 2011                   780,660.17
                  September 18, 2011                     0.00

                                     N693DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               988,626.23
                  March 18, 2003                         0.00
                  September 18, 2003               988,998.28
                  March 18, 2004                         0.00
                  September 18, 2004               988,998.29
                  March 18, 2005                         0.00
                  September 18, 2005               988,998.28
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               186,465.82
                  March 18, 2008                         0.00
                  September 18, 2008               835,363.15
                  March 18, 2009                         0.00
                  September 18, 2009               892,949.89
                  March 18, 2010                         0.00
                  September 18, 2010               892,949.90
                  March 18, 2011                   782,552.68
                  September 18, 2011                     0.00

                                     N694DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               991,349.17
                  March 18, 2003                         0.00
                  September 18, 2003               991,722.25
                  March 18, 2004                         0.00
                  September 18, 2004               991,722.25
                  March 18, 2005                         0.00
                  September 18, 2005               991,722.25
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               186,979.40
                  March 18, 2008                         0.00
                  September 18, 2008               837,663.95
                  March 18, 2009                         0.00
                  September 18, 2009               895,409.32
                  March 18, 2010                         0.00
                  September 18, 2010               895,409.31
                  March 18, 2011                   784,708.04
                  September 18, 2011                     0.00

                                     N695DL

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               994,138.52
                  March 18, 2003                         0.00
                  September 18, 2003               994,512.65
                  March 18, 2004                         0.00
                  September 18, 2004               994,512.65
                  March 18, 2005                         0.00
                  September 18, 2005               994,512.66
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               187,505.50
                  March 18, 2008                         0.00
                  September 18, 2008               840,020.88
                  March 18, 2009                         0.00
                  September 18, 2009               897,928.72
                  March 18, 2010                         0.00
                  September 18, 2010               897,928.73
                  March 18, 2011                   786,915.96
                  September 18, 2011                     0.00

                                     N6714Q

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,078,784.42
                  September 18, 2002                     0.00
                  March 18, 2003                 1,079,192.62
                  September 18, 2003                     0.00
                  March 18, 2004                 1,079,192.62
                  September 18, 2004                     0.00
                  March 18, 2005                 1,079,192.62
                  September 18, 2005                     0.00
                  March 18, 2006                 1,079,192.62
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    28,263.42
                  September 18, 2008                     0.00
                  March 18, 2009                   974,284.84
                  September 18, 2009                     0.00
                  March 18, 2010                   974,384.84
                  September 18, 2010                     0.00
                  March 18, 2011                 1,565,230.72
                  September 18, 2011                     0.00

                                     N6715C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,089,901.98
                  September 18, 2002                     0.00
                  March 18, 2003                 1,090,315.50
                  September 18, 2003                     0.00
                  March 18, 2004                 1,090,315.50
                  September 18, 2004                     0.00
                  March 18, 2005                 1,090,315.50
                  September 18, 2005                     0.00
                  March 18, 2006                 1,090,315.50
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    24,735.08
                  September 18, 2008                     0.00
                  March 18, 2009                   984,427.50
                  September 18, 2009                     0.00
                  March 18, 2010                   984,427.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,590,679.18
                  September 18, 2011                     0.00

                                     N6716C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,090,890.10
                  September 18, 2002                     0.00
                  March 18, 2003                 1,091,304.00
                  September 18, 2003                     0.00
                  March 18, 2004                 1,091,304.00
                  September 18, 2004                     0.00
                  March 18, 2005                 1,091,304.00
                  September 18, 2005                     0.00
                  March 18, 2006                 1,091,304.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    24,757.51
                  September 18, 2008                     0.00
                  March 18, 2009                   985,320.00
                  September 18, 2009                     0.00
                  March 18, 2010                   985,320.00
                  September 18, 2010                     0.00
                  March 18, 2011                 1,592,121.32
                  September 18, 2011                     0.00

                                     N169DZ

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,477,891.95
                  September 18, 2002                     0.00
                  March 18, 2003                 1,478,448.13
                  September 18, 2003                     0.00
                  March 18, 2004                 1,478,448.13
                  September 18, 2004                     0.00
                  March 18, 2005                 1,478,448.13
                  September 18, 2005                     0.00
                  March 18, 2006                 1,478,448.13
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    49,078.39
                  September 18, 2008                     0.00
                  March 18, 2009                 1,334,865.91
                  September 18, 2009                     0.00
                  March 18, 2010                 1,334,865.92
                  September 18, 2010                     0.00
                  March 18, 2011                 2,119,034.64
                  September 18, 2011                     0.00

                                     N171DZ

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002             1,488,119.56
                  March 18, 2003                         0.00
                  September 18, 2003             1,488,679.61
                  March 18, 2004                         0.00
                  September 18, 2004             1,488,679.60
                  March 18, 2005                         0.00
                  September 18, 2005             1,488,679.61
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               280,675.78
                  March 18, 2008                         0.00
                  September 18, 2008             1,257,421.87
                  March 18, 2009                         0.00
                  September 18, 2009             1,344,103.74
                  March 18, 2010                         0.00
                  September 18, 2010             1,344,103.74
                  March 18, 2011                 1,177,929.46
                  September 18, 2011                     0.00

                                     N172DZ

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002             1,488,119.56
                  March 18, 2003                         0.00
                  September 18, 2003             1,488,679.61
                  March 18, 2004                         0.00
                  September 18, 2004             1,488,679.60
                  March 18, 2005                         0.00
                  September 18, 2005             1,488,679.61
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               280,675.78
                  March 18, 2008                         0.00
                  September 18, 2008             1,257,421.87
                  March 18, 2009                         0.00
                  September 18, 2009             1,344,103.74
                  March 18, 2010                         0.00
                  September 18, 2010             1,344,103.74
                  March 18, 2011                 1,177,929.46
                  September 18, 2011                     0.00

                                     N173DZ

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002             1,496,089.14
                  March 18, 2003                         0.00
                  September 18, 2003             1,496,652.19
                  March 18, 2004                         0.00
                  September 18, 2004             1,496,652.18
                  March 18, 2005                         0.00
                  September 18, 2005             1,496,652.18
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               282,178.93
                  March 18, 2008                         0.00
                  September 18, 2008             1,264,155.96
                  March 18, 2009                         0.00
                  September 18, 2009             1,351,302.04
                  March 18, 2010                         0.00
                  September 18, 2010             1,351,302.05
                  March 18, 2011                 1,184,237.82
                  September 18, 2011                     0.00

                                      N1608

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,608,070.46
                  September 18, 2002                     0.00
                  March 18, 2003                 1,608,678.94
                  September 18, 2003                     0.00
                  March 18, 2004                 1,608,678.93
                  September 18, 2004                     0.00
                  March 18, 2005                 1,608,678.93
                  September 18, 2005                     0.00
                  March 18, 2006                 1,608,678.94
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    42,130.35
                  September 18, 2008                     0.00
                  March 18, 2009                 1,452,449.11
                  September 18, 2009                     0.00
                  March 18, 2010                 1,452,449.11
                  September 18, 2010                     0.00
                  March 18, 2011                 2,333,182.82
                  September 18, 2011                     0.00

                                      N1609

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,608,070.46
                  September 18, 2002                     0.00
                  March 18, 2003                 1,608,678.94
                  September 18, 2003                     0.00
                  March 18, 2004                 1,608,678.93
                  September 18, 2004                     0.00
                  March 18, 2005                 1,608,678.93
                  September 18, 2005                     0.00
                  March 18, 2006                 1,608,678.94
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    42,130.35
                  September 18, 2008                     0.00
                  March 18, 2009                 1,452,449.11
                  September 18, 2009                     0.00
                  March 18, 2010                 1,452,449.11
                  September 18, 2010                     0.00
                  March 18, 2011                 2,333,182.82
                  September 18, 2011                     0.00

                                     N1610D

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                $1,608,070.46
                  September 18, 2002                     0.00
                  March 18, 2003                 1,608,678.94
                  September 18, 2003                     0.00
                  March 18, 2004                 1,608,678.93
                  September 18, 2004                     0.00
                  March 18, 2005                 1,608,678.93
                  September 18, 2005                     0.00
                  March 18, 2006                 1,608,678.94
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    42,130.35
                  September 18, 2008                     0.00
                  March 18, 2009                 1,452,449.11
                  September 18, 2009                     0.00
                  March 18, 2010                 1,452,449.11
                  September 18, 2010                     0.00
                  March 18, 2011                 2,333,182.82
                  September 18, 2011                     0.00

                                     N3731T

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               862,327.37
                  March 18, 2003                         0.00
                  September 18, 2003                862,653.7
                  March 18, 2004                         0.00
                  September 18, 2004               862,653.66
                  March 18, 2005                         0.00
                  September 18, 2005               862,653.67
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               162,646.56
                  March 18, 2008                         0.00
                  September 18, 2008               722,599.50
                  March 18, 2009                         0.00
                  September 18, 2009               778,875.46
                  March 18, 2010                         0.00
                  September 18, 2010               778,875.47
                  March 18, 2011                   697,323.31
                  September 18, 2011                     0.00

                                     N3732J

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               864,573.19
                  March 18, 2003                         0.00
                  September 18, 2003               864,900.33
                  March 18, 2004                         0.00
                  September 18, 2004               864,900.33
                  March 18, 2005                         0.00
                  September 18, 2005               864,900.33
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,070.15
                  March 18, 2008                         0.00
                  September 18, 2008               724,481.41
                  March 18, 2009                         0.00
                  September 18, 2009               780,903.95
                  March 18, 2010                         0.00
                  September 18, 2010               780,903.94
                  March 18, 2011                   699,139.39
                  September 18, 2011                     0.00

                                     N3733Z

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               864,573.19
                  March 18, 2003                         0.00
                  September 18, 2003               864,900.33
                  March 18, 2004                         0.00
                  September 18, 2004               864,900.33
                  March 18, 2005                         0.00
                  September 18, 2005               864,900.33
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,070.15
                  March 18, 2008                         0.00
                  September 18, 2008               724,481.41
                  March 18, 2009                         0.00
                  September 18, 2009               780,903.95
                  March 18, 2010                         0.00
                  September 18, 2010               780,903.94
                  March 18, 2011                   699,139.39
                  September 18, 2011                     0.00

                                     N3734B

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               864,573.19
                  March 18, 2003                         0.00
                  September 18, 2003               864,900.33
                  March 18, 2004                         0.00
                  September 18, 2004               864,900.33
                  March 18, 2005                         0.00
                  September 18, 2005               864,900.33
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,070.15
                  March 18, 2008                         0.00
                  September 18, 2008               724,481.41
                  March 18, 2009                         0.00
                  September 18, 2009               780,903.95
                  March 18, 2010                         0.00
                  September 18, 2010               780,903.94
                  March 18, 2011                   699,139.39
                  September 18, 2011                     0.00

                                     N3735D

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               865,563.99
                  March 18, 2003                         0.00
                  September 18, 2003               865,891.50
                  March 18, 2004                         0.00
                  September 18, 2004               865,891.51
                  March 18, 2005                         0.00
                  September 18, 2005               865,891.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,257.03
                  March 18, 2008                         0.00
                  September 18, 2008               725,311.67
                  March 18, 2009                         0.00
                  September 18, 2009               781,798.86
                  March 18, 2010                         0.00
                  September 18, 2010               781,798.85
                  March 18, 2011                   699,940.62
                  September 18, 2011                     0.00

                                     N3736C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               865,563.99
                  March 18, 2003                         0.00
                  September 18, 2003               865,891.50
                  March 18, 2004                         0.00
                  September 18, 2004               865,891.51
                  March 18, 2005                         0.00
                  September 18, 2005               865,891.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,257.03
                  March 18, 2008                         0.00
                  September 18, 2008               725,311.67
                  March 18, 2009                         0.00
                  September 18, 2009               781,798.86
                  March 18, 2010                         0.00
                  September 18, 2010               781,798.85
                  March 18, 2011                   699,940.62
                  September 18, 2011                     0.00

                                     N3737C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               865,563.99
                  March 18, 2003                         0.00
                  September 18, 2003               865,891.50
                  March 18, 2004                         0.00
                  September 18, 2004               865,891.51
                  March 18, 2005                         0.00
                  September 18, 2005               865,891.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,257.03
                  March 18, 2008                         0.00
                  September 18, 2008               725,311.67
                  March 18, 2009                         0.00
                  September 18, 2009               781,798.86
                  March 18, 2010                         0.00
                  September 18, 2010               781,798.85
                  March 18, 2011                   699,940.62
                  September 18, 2011                     0.00

                                     N3738B

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               865,563.99
                  March 18, 2003                         0.00
                  September 18, 2003               865,891.50
                  March 18, 2004                         0.00
                  September 18, 2004               865,891.51
                  March 18, 2005                         0.00
                  September 18, 2005               865,891.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,257.03
                  March 18, 2008                         0.00
                  September 18, 2008               725,311.67
                  March 18, 2009                         0.00
                  September 18, 2009               781,798.86
                  March 18, 2010                         0.00
                  September 18, 2010               781,798.85
                  March 18, 2011                   699,940.62
                  September 18, 2011                     0.00

                                     N3739P

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               865,563.99
                  March 18, 2003                         0.00
                  September 18, 2003               865,891.50
                  March 18, 2004                         0.00
                  September 18, 2004               865,891.51
                  March 18, 2005                         0.00
                  September 18, 2005               865,891.51
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               163,257.03
                  March 18, 2008                         0.00
                  September 18, 2008               725,311.67
                  March 18, 2009                         0.00
                  September 18, 2009               781,798.86
                  March 18, 2010                         0.00
                  September 18, 2010               781,798.85
                  March 18, 2011                   699,940.62
                  September 18, 2011                     0.00

                                     N3740C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $865,563.99
                  September 18, 2002                     0.00
                  March 18, 2003                   865,891.50
                  September 18, 2003                     0.00
                  March 18, 2004                   865,891.51
                  September 18, 2004                     0.00
                  March 18, 2005                   865,891.51
                  September 18, 2005                     0.00
                  March 18, 2006                   865,891.51
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    22,677.19
                  September 18, 2008                     0.00
                  March 18, 2009                   781,798.86
                  September 18, 2009                     0.00
                  March 18, 2010                   781,798.85
                  September 18, 2010                     0.00
                  March 18, 2011                 1,255,864.76
                  September 18, 2011                     0.00

                                     N3741S

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $888,126.83
                  September 18, 2002                     0.00
                  March 18, 2003                   888,463.80
                  September 18, 2003                     0.00
                  March 18, 2004                   888,463.80
                  September 18, 2004                      .00
                  March 18, 2005                   888,463.80
                  September 18, 2005                     0.00
                  March 18, 2006                   888,463.80
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,155.85
                  September 18, 2008                     0.00
                  March 18, 2009                   802,179.00
                  September 18, 2009                     0.00
                  March 18, 2010                   802,179.00
                  September 18, 2010                     0.00
                  March 18, 2011                 1,296,194.42
                  September 18, 2011                     0.00

                                     N3742C

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $890,423.46
                  September 18, 2002                     0.00
                  March 18, 2003                   890,770.30
                  September 18, 2003                     0.00
                  March 18, 2004                   890,770.30
                  September 18, 2004                     0.00
                  March 18, 2005                   890,770.30
                  September 18, 2005                     0.00
                  March 18, 2006                   890,770.30
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,208.16
                  September 18, 2008                     0.00
                  March 18, 2009                   804,261.50
                  September 18, 2009                     0.00
                  March 18, 2010                   804,261.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,299,559.42
                  September 18, 2011                     0.00

                                     N3743H

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $890,423.46
                  September 18, 2002                     0.00
                  March 18, 2003                   890,770.30
                  September 18, 2003                     0.00
                  March 18, 2004                   890,770.30
                  September 18, 2004                     0.00
                  March 18, 2005                   890,770.30
                  September 18, 2005                     0.00
                  March 18, 2006                   890,770.30
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,208.16
                  September 18, 2008                     0.00
                  March 18, 2009                   804,261.50
                  September 18, 2009                     0.00
                  March 18, 2010                   804,261.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,299,559.42
                  September 18, 2011                     0.00

                                     N3744F

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $896,690.58
                  September 18, 2002                     0.00
                  March 18, 2003                   897,030.80
                  September 18, 2003                     0.00
                  March 18, 2004                   897,030.80
                  September 18, 2004                     0.00
                  March 18, 2005                   897,030.80
                  September 18, 2005                     0.00
                  March 18, 2006                   897,030.80
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,350.20
                  September 18, 2008                     0.00
                  March 18, 2009                   809,914.00
                  September 18, 2009                     0.00
                  March 18, 2010                   809,914.00
                  September 18, 2010                     0.00
                  March 18, 2011                 1,308,692.96
                  September 18, 2011                     0.00

                                     N3745B

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $898,996.21
                  September 18, 2002                     0.00
                  March 18, 2003                   899,337.30
                  September 18, 2003                     0.00
                  March 18, 2004                   899,337.30
                  September 18, 2004                     0.00
                  March 18, 2005                   899,337.30
                  September 18, 2005                     0.00
                  March 18, 2006                   899,337.30
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,402.52
                  September 18, 2008                     0.00
                  March 18, 2009                   811,996.50
                  September 18, 2009                     0.00
                  March 18, 2010                   811,996.50
                  September 18, 2010                     0.00
                  March 18, 2011                 1,312,057.95
                  September 18, 2011                     0.00

                                     N3747D

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $896,690.58
                  September 18, 2002                     0.00
                  March 18, 2003                   897,030.80
                  September 18, 2003                     0.00
                  March 18, 2004                   897,030.80
                  September 18, 2004                     0.00
                  March 18, 2005                   897,030.80
                  September 18, 2005                     0.00
                  March 18, 2006                   897,030.80
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    20,350.20
                  September 18, 2008                     0.00
                  March 18, 2009                   809,914.00
                  September 18, 2009                     0.00
                  March 18, 2010                   809,914.00
                  September 18, 2010                     0.00
                  March 18, 2011                 1,308,692.96
                  September 18, 2011                     0.00

                                     N685DA

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                  $833,252.31
                  September 18, 2002                     0.00
                  March 18, 2003                   833,563.32
                  September 18, 2003                     0.00
                  March 18, 2004                   833,563.33
                  September 18, 2004                     0.00
                  March 18, 2005                   833,563.32
                  September 18, 2005                     0.00
                  March 18, 2006                   833,563.33
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007                     0.00
                  March 18, 2008                    36,431.39
                  September 18, 2008                     0.00
                  March 18, 2009                   752,610.28
                  September 18, 2009                     0.00
                  March 18, 2010                   752,610.29
                  September 18, 2010                     0.00
                  March 18, 2011                 1,351,754.70
                  September 18, 2011                     0.00

                                     N686DA

                                   ----------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                             SCHEDULED PRINCIPAL
                     PAYMENT DATE                  PAYMENTS
                  ------------------         -------------------

                  March 18, 2002                        $0.00
                  September 18, 2002               856,353.56
                  March 18, 2003                         0.00
                  September 18, 2003               856,673.20
                  March 18, 2004                         0.00
                  September 18, 2004               856,673.21
                  March 18, 2005                         0.00
                  September 18, 2005               856,673.20
                  March 18, 2006                         0.00
                  September 18, 2006                     0.00
                  March 18, 2007                         0.00
                  September 18, 2007               161,514.61
                  March 18, 2008                         0.00
                  September 18, 2008               732,600.03
                  March 18, 2009                         0.00
                  September 18, 2009               773,475.80
                  March 18, 2010                         0.00
                  September 18, 2010               773,475.81
                  March 18, 2011                   655,890.00
                  September 18, 2011                     0.00

                                 SCHEDULE I-B to
                        TRUST SUPPLEMENT NO. 2001-1A-1

                   AGGREGATE EQUIPMENT NOTE PRINCIPAL PAYMENTS

                     PAYMENT DATE            SCHEDULED PRINCIPAL PAYMENTS
                     ------------            ----------------------------

                     March 18, 2002          $19,553,275.50
                     September 18, 2002      $18,051,628.65
                     March 18, 2003          $19,560,668.65
                     September 18, 2003      $18,058,435.47
                     March 18, 2004          $19,560,668.64
                     September 18, 2004      $18,058,435.49
                     March 18, 2005          $19,560,668.63
                     September 18, 2005      $18,058,435.51
                     March 18, 2006          $19,560,668.67
                     September 18, 2006      $         0.00
                     March 18, 2007          $         0.00
                     September 18, 2007      $ 3,404,752.27
                     March 18, 2008          $   531,356.51
                     September 18, 2008      $15,207,594.37
                     March 18, 2009          $17,660.998.23
                     September 18, 2009      $16,304,657.25
                     March 18, 2010          $17,660,998.23
                     September 18, 2010      $16,304,657.22
                     March 18, 2011          $42,902,100.71
                     September 18, 2011      $         0.00

                                 SCHEDULE II to
                        TRUST SUPPLEMENT NO. 2001-1A-1


                                EQUIPMENT NOTES,
                        PRINCIPAL AMOUNTS AND MATURITIES


       EQUIPMENT NOTES          PRINCIPAL AMOUNT         MATURITY
       ---------------          ----------------         --------

Series 2001-1 Equipment Note   $6,590,608.67          March 18, 2011
          (N3731T))

Series 2001-1 Equipment Note   $6,607,773.02          March 18, 2011
          (N3732J)

Series 2001-1 Equipment Note   $6,607,773.02          March 18, 2011
          (N3733Z)

Series 2001-1 Equipment Note   $6,607,773.02          March 18, 2011
          (N3734B)

Series 2001-1 Equipment Note   $6,615,345.54          March 18, 2011
          (N3735D)

Series 2001-1 Equipment Note   $6,615,345.54          March 18, 2011
          (N3736C)

Series 2001-1 Equipment Note   $6,615,345.54          March 18, 2011
          (N3737C)

Series 2001-1 Equipment Note   $6,615,345.54          March 18, 2011
          (N3738B)

Series 2001-1 Equipment Note   $6,615,345.54          March 18, 2011
          (N3739P)

Series 2001-1 Equipment Note   $7,171,269.68          March 18, 2011
          (N3740C)

Series 2001-1 Equipment Note   $7,362,690.30          March 18, 2011
          (N3741S)

Series 2001-1 Equipment Note   $7,381,804.24          March 18, 2011
          (N3742C)

Series 2001-1 Equipment Note   $7,381,804.24          March 18, 2011
          (N3743H)

Series 2001-1 Equipment Note   $7,433,684.94          March 18, 2011
          (N3744F)

Series 2001-1 Equipment Note   $7,452,798.88          March 18, 2011
          (N3745B)

Series 2001-1 Equipment Note   $7,433,684.94          March 18, 2011
          (N3747D)

Series 2001-1 Equipment Note   $7,060,912.27          March 18, 2011
          (N685DA)

Series 2001-1 Equipment Note   $6,523,329.42          March 18, 2011
          (N686DA)

Series 2001-1 Equipment Note   $8,079,194.30          March 18, 2011
          (N687DL)

Series 2001-1 Equipment Note   $8,079,194.30          March 18, 2011
          (N688DL)

Series 2001-1 Equipment Note   $8,098,978.73          March 18, 2011
          (N689DL)

Series 2001-1 Equipment Note   $7,470,372.52          March 18, 2011
          (N690DL)

Series 2001-1 Equipment Note   $7,527,653.66          March 18, 2011
          (N692DL)

Series 2001-1 Equipment Note   $7,545,902.52          March 18, 2011
          (N693DL)

Series 2001-1 Equipment Note   $7,566,685.94          March 18, 2011
          (N694DL)

Series 2001-1 Equipment Note   $7,587,976.27          March 18, 2011
          (N695DL)

Series 2001-1 Equipment Note   $8,937,818.72          March 18, 2011
          (N6714Q)

Series 2001-1 Equipment Note   $9,035,433.24          March 18, 2011
          (N6715C)

Series 2001-1 Equipment Note   $9,043,624.93          March 18, 2011
          (N6716C)

Series 2001-1 Equipment Note   $12,229,529.33         March 18, 2011
          (N169DZ)

Series 2001-1 Equipment Note   $11,358,392.97         March 18, 2011
          (N171DZ)

Series 2001-1 Equipment Note   $11,358,392.97         March 18, 2011
          (N172DZ)

Series 2001-1 Equipment Note   $11,419,222.49         March 18, 2011
          (N173DZ)

Series 2001-1 Equipment Note   $13,322,997.59         March 18, 2011
           (N1608)

Series 2001-1 Equipment Note   $13,322,997.59         March 18, 2011
           (N1609)

Series 2001-1 Equipment Note   $13,322,997.59         March 18, 2011
          (N1610D)

                                 SCHEDULE III to
                         TRUST SUPPLEMENT NO. 2001-1A-1

                                    AIRCRAFT

                              AIRCRAFT
                            REGISTRATION
                              AIRCRAFT          NUMBER
                          ----------------      ------

                          Boeing 737-832        N3731T
                          Boeing 737-832        N3732J
                          Boeing 737-832        N3733Z
                          Boeing 737-832        N3734B
                          Boeing 737-832        N3735D
                          Boeing 737-832        N3736C
                          Boeing 737-832        N3737C
                          Boeing 737-832        N3738B
                          Boeing 737-832        N3739P
                          Boeing 737-832        N3740C
                          Boeing 737-832        N3741S
                          Boeing 737-832        N3742C
                          Boeing 737-832        N3743H
                          Boeing 737-832        N3744F
                          Boeing 737-832        N3745B
                          Boeing 737-832        N3747D
                          Boeing 737-232        N685DA
                          Boeing 737-232        N686DA
                          Boeing 737-232        N687DL
                          Boeing 737-232        N688DL
                          Boeing 737-232        N689DL
                          Boeing 737-232        N690DL
                          Boeing 737-232        N692DL
                          Boeing 737-232        N693DL
                          Boeing 737-232        N694DL
                          Boeing 737-232        N695DL
                          Boeing 737-232        N6714Q
                          Boeing 737-232        N6715C
                          Boeing 737-232        N6716C
                          Boeing 767-332ER      N169DZ
                          Boeing 767-332ER      N171DZ
                          Boeing 767-332ER      N172DZ
                          Boeing 767-332ER      N173DZ
                          Boeing 767-332ER      N1608
                          Boeing 767-332ER      N1609
                          Boeing 767-332ER      N1610D

                                 SCHEDULE IV to
                         TRUST SUPPLEMENT NO. 2001-1A-1


                                 NOTE DOCUMENTS

                             Participation Agreement
                        Indenture and Security Agreement
                        Series 2001-1 A-1 Equipment Note
                        Series 2001-1 A-2 Equipment Note
                          Series 2001-1B Equipment Note
                          Series 2001-1C Equipment Note
                          Series 2001-1D Equipment Note

                       For each of the following aircraft:

                              AIRCRAFT
                            REGISTRATION
                              AIRCRAFT          NUMBER
                          ----------------      ------

                          Boeing 737-832        N3731T
                          Boeing 737-832        N3732J
                          Boeing 737-832        N3733Z
                          Boeing 737-832        N3734B
                          Boeing 737-832        N3735D
                          Boeing 737-832        N3736C
                          Boeing 737-832        N3737C
                          Boeing 737-832        N3738B
                          Boeing 737-832        N3739P
                          Boeing 737-832        N3740C
                          Boeing 737-832        N3741S
                          Boeing 737-832        N3742C
                          Boeing 737-832        N3743H
                          Boeing 737-832        N3744F
                          Boeing 737-832        N3745B
                          Boeing 737-832        N3747D
                          Boeing 737-232        N685DA
                          Boeing 737-232        N686DA
                          Boeing 737-232        N687DL
                          Boeing 737-232        N688DL
                          Boeing 737-232        N689DL
                          Boeing 737-232        N690DL
                          Boeing 737-232        N692DL
                          Boeing 737-232        N693DL
                          Boeing 737-232        N694DL
                          Boeing 737-232        N695DL
                          Boeing 737-232        N6714Q
                          Boeing 737-232        N6715C
                          Boeing 737-232        N6716C
                          Boeing 767-332ER      N169DZ
                          Boeing 767-332ER      N171DZ
                          Boeing 767-332ER      N172DZ
                          Boeing 767-332ER      N173DZ
                          Boeing 767-332ER      N1608
                          Boeing 767-332ER      N1609
                          Boeing 767-332ER      N1610D